                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Kaydon Corporation:


As independent public accountants, we hereby consent to the incorporation of our report, dated May 26, 2000, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement Number 333-15903.





ARTHUR ANDERSEN LLP

Detroit, Michigan,
    June 28, 2000.




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